SUNAMERICA SERIES TRUST

Supplement to the Statutory Prospectus Dated May 2, 2011

(as Supplemented January 20, 2012)

The following change is effective immediately:

Alliance Growth Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, the information about the current portfolio managers is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title

Frank V. Caruso, CFA	2012	Senior Vice President
Vincent C. DuPont, CFA	2012	Senior Vice President
John H. Fogarty, CFA	2012	Senior Vice President

In the Management section, under Information about the Investment Subadvisers, the portfolio manager information for the Portfolio is deleted in its entirety and replaced with the following:

The Alliance Growth Portfolio is managed by Frank V. Caruso, Vincent C. DuPont and John H. Fogarty. Mr. Caruso, Senior Vice President, joined AllianeBernstein in 1993. Mr. Caruso is the Team Leader of U.S. Growth Equities. As Team Leader, Mr. Caruso oversees the U.S. Large Cap Growth, U.S. Growth and U.S. Growth & Income services. Mr. DuPont, Senior Vice President, joined the U.S. Growth team in 2009 as a portfolio manager for the U.S. Growth and U.S. Growth & Income services. Mr. DuPont is also a portfolio manager for U.S. Large Cap Growth. Prior to joining the U.S. Growth team, Mr. DuPont spent 10 years as a fundamental growth research analyst. Mr. Fogarty, Senior Vice President, has been Team Leader of U.S. Mid Cap Fundamental Growth since 2008. Mr. Fogarty joined the U.S. Growth team in 2009 as a portfolio manager for the U.S. Growth and U.S. Growth and Income services. In 2012, Mr. Fogarty became a portfolio manager for U.S. Large Cap Growth. Mr. Fogarty rejoined AllianceBernstein in 2007 as a fundamental growth research analyst. Previously, Mr. Fogarty spent nearly three years as a hedge fund manager at Dialectic Capital Management and Vardon Partners. Messers. Caruso, DuPont and Fogarty hold the Chartered Financial Analyst (CFA) designation.

Date:	March 22, 2012

Versions:	Class 1 Version A; Class 1 Version B; Class 1 & 3 Version C1; Combined Class 2 & 3 Version G; and Combined Master Version 1

SUNAMERICA SERIES TRUST

Supplement to the Statement of Additional Information dated

May 2, 2011 (as supplemented June 30, 2011 and January 20, 2012)

Effective immediately, under the heading PORTFOLIO MANAGERS, under the section Other Accounts, the portfolio manager information with regard to AllianceBernstein, L.P. (“AllianceBernstein”) is deleted and replaced with the following:

Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of January 31, 2011)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $millions)	No. of Accounts	Total Assets (in $millions)
AllianceBernstein	Frank V. Caruso*	61	6,291	48	504	29,368 (1)	10,622 (21)
	Vincent C. DuPont*	59	5,611	46	474	29,365 (1)	10,484 (21)
	John H. Fogarty*	62	6,314	47	476	29,368 (1)	10,622 (21)

* Information current as of January 31, 2012.

Dated: March 22, 2012